Exhibit 10 (d)
THIRD AMENDMENT TO CREDIT AGREEMENT
     This Third Amendment to Credit Agreement (this “Third Amendment”) is entered into as of December 17, 2010, by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (collectively, “Banks”, and each individually, a “Bank”).
W I T N E S S E T H
     WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 and Section 2 of this Third Amendment);
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;
     WHEREAS, Borrower has advised Administrative Agent and Banks that:
     (a) (i) Encore Partners GP Holdings, as the sole member of and owner of one hundred percent (100%) of the Equity in Encore Energy Partners GP, (ii) Encore Operating LP, as the owner of certain common units representing limited partnership interests in Encore MLP, and (iii) Encore Partners LP Holdings, as the owner of certain common units representing limited partnership interests in Encore MLP (the Equity in Encore Energy Partners GP and Encore MLP owned by the Credit Parties is collectively referred to herein as the “Encore MLP Equity”), each intends to sell the Encore MLP Equity that it owns (any such sale, an “Encore MLP Disposition”), which Encore MLP Disposition is not permitted under Section 9.5 of the Credit Agreement;
     (b) to effectuate an Encore MLP Disposition, Borrower, Encore Partners GP Holdings, Encore Operating LP and Encore Partners LP Holdings, as selling parties, have each entered into that certain Purchase Agreement, dated as of November 16, 2010, with Vanguard Natural Gas, LLC, as buyer, and Vanguard Natural Resources, LLC; and
     (c) a portion not to exceed twenty-five percent (25%) of the consideration to be paid for the Encore MLP Equity in connection with an Encore MLP Disposition may be in the form of Equity of another-Person (other than any Credit Party) organized under the laws of the United States of America or any state thereof or the District of Columbia instead of cash, which consideration would be considered an Investment under and pursuant to the Credit Agreement and, subject to the amount thereof, may not be permitted under Section 9.8 of the Credit Agreement;

WHEREAS, Borrower has further advised Administrative Agent and Banks that:
     (a) Borrower intends to complete a corporate restructuring to integrate and consolidate certain of its existing Subsidiaries and their respective operations to obtain synergies and efficiencies for tax, legal and operational purposes, which corporate restructuring transactions are more specifically described in the restructuring steps set forth in the “Plan of Restructuring” attached hereto as Exhibit A (the “Plan of Restructuring”) (such corporate restructuring transactions described in the Plan of Restructuring, together with the preparation and execution of such other documents, instruments and agreements in connection with, and the taking of such other actions as may be necessary to fully implement, such corporate restructuring transactions are collectively referred to herein as the “December 2010 Restructuring”);
     (b) after giving effect to the December 2010 Restructuring, the organizational structure of Borrower and its Subsidiaries will be as set forth on Exhibit B attached hereto (the “Post-Restructuring Organizational Structure Chart”); and
     (c) the December 2010 Restructuring requires certain deliveries to be made under and pursuant to the Credit Agreement and the other Loan Papers and certain modifications to the Credit Agreement to reflect the name changes to certain Subsidiaries and other mechanics thereof;
     WHEREAS, Borrower has further advised Banks that it intends to purchase Additional Permitted Revenue Bonds, which purchase may result in the aggregate principal amount of the 2008 Bonds, the 2009 Bonds and such Additional Permitted Revenue Bonds outstanding at such time of purchase exceeding the $200,000,000 limitation on such principal amount set forth in Section 2.1(c) of the Credit Agreement;
     WHEREAS, Borrower has requested that Banks:
     (a) amend the Credit Agreement to permit Encore MLP Dispositions and to permit a portion of the consideration to be paid in connection therewith in the form of Equity;
     (b) amend the Credit Agreement to permit the Credit Parties to (i) hold Investments consisting of Equity of another Person (other than any Credit Party) organized under the laws of the United States of America or any state thereof or the District of Columbia received as partial consideration in connection with an Encore MLP Disposition and (ii) continue to be able to make additional Investments in an aggregate amount outstanding at any time of up to $100,000,000 (without the limitation that certain of such Investments must be made directly or indirectly into Encore MLP);
     (c) consent to consummation of the December 2010 Restructuring and amend the Credit Agreement to reflect the consummation thereof as set forth in the Post-Restructuring Organizational Structure Chart;

     (d) amend the Credit Agreement to increase the maximum aggregate principal amount outstanding of the 2008 Bonds, the 2009 Bonds and the Additional Permitted Revenue Bonds that may be outstanding at any given point in time by $10,000,000; and
     (e) make certain other changes to the Credit Agreement, in each case as more specifically described herein; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Third Amendment Effective Date Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date (defined below) in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “Encore MLP Disposition”, “Encore MLP Disposition Equity Consideration”, “Encore MLP Equity” and “Third Amendment” which shall read in full as follows:
     “Encore MLP Disposition” means any sale, transfer or other disposition of Encore MLP Equity by the applicable Credit Parties.
     “Encore MLP Disposition Equity Consideration” means any Equity of any Person (other than any Credit Party) organized under the laws of the United States of America or any state thereof or the District of Columbia received by any Credit Party as consideration for, and solely in connection with the completion of, an Encore MLP Disposition.
     “Encore MLP Equity” means, collectively, (a) all of the Equity owned by the Credit Parties in Encore Energy Partners GP, and (b) all of the Equity owned by the Credit Parties in Encore MLP, including (i) 10,928,254 common units representing limited partnership interests in Encore MLP owned by Encore Operating LP and (ii) 9,995,801 common units representing limited partnership interests in Encore MLP owned by Encore Partners LP Holdings.
     “Third Amendment” means that certain Third Amendment to Credit Agreement dated as of December 17, 2010 among Borrower, Administrative Agent and Banks party thereto.
     1.2 Amendment to Definitions. The definitions of “Loan Papers”, “Permitted

Investments”, “Unrestricted Subsidiary” and “Wholly-Owned Subsidiary” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     “Permitted Investments” means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) demand or time deposit accounts, certificates of deposit and money market deposits with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of S&P or Moody’s, (d) money market funds that invest substantially all of their assets in securities of the types described in clauses (a) through (c) above, (e) Investments by any Credit Party in any other Credit Party, (f) ownership by any Credit Party of any Equity in the form of Encore MLP Disposition Equity Consideration, and (g) other Investments; provided, that the aggregate amount of all other Investments made pursuant to this clause (g) outstanding at any time shall not exceed $100,000,000 (measured on a cost basis).
     “Unrestricted Subsidiary” means, subject to Section 8.16, (a) New Frontiers, Plain Energy Holdings, LLC, Plain Energy USA, LLC, Plain Energy LTD, Encore Energy Partners GP, Encore MLP, Encore Energy Partners Operating LLC, Encore Energy Partners Finance Corporation, Encore Clear Fork Pipeline LLC, Encore Partners LP Holdings, Encore Partners GP Holdings, any other Subsidiary of Encore MLP and Jurassic Resource Development North America, LLC, (b) so long as either Encore Energy Partners GP or Encore MLP is a Subsidiary, any other Subsidiary of Encore MLP, and (c) any Subsidiary of Borrower formed in compliance with this Agreement that is not a Material Domestic Subsidiary and that Borrower has not otherwise designated in writing to Administrative Agent to be a Restricted Subsidiary.
     “Wholly-Owned Subsidiary” means any Subsidiary of which all of the outstanding Equity (other than any directors’ qualifying shares mandated by Law), on a fully-diluted basis, is owned by Borrower and/or one or more of Borrower’s other Wholly-Owned Subsidiaries; provided, that so long as either Encore Energy Partners GP or Encore MLP is a Subsidiary none of Encore Partners GP Holdings, Encore Partners LP Holdings and Encore Energy Partners GP will be a Wholly-Owned Subsidiary for purposes of this Agreement or any of the other Loan Papers.

     1.3 Amendment to Additional Permitted Revenue Bonds Provision. Section 2.1(c) of the Credit Agreement shall be amended to replace the reference to “$200,000,000” therein with a reference to “$210,000,000” in lieu thereof.
     1.4 Amendment to Asset Dispositions Provision. Section 9.5 of the Credit Agreement shall be amended to (a) delete the reference to “and” at the end of clause (g) thereof, (b) delete the “.” at the end of clause (h) thereof and insert a “;” in lieu thereof, and (c) add new clauses (i) and (j) thereto to read in full as follows:
     “(i) an Encore MLP Disposition; provided that any Encore MLP Disposition shall be made for fair value (as determined by the Credit Parties in good faith) and for at least seventy-five percent (75%) cash consideration; and
     (j) the sale, transfer or other disposition of any Encore MLP Disposition Equity Consideration; provided, that any such sale, transfer or other disposition shall be made for fair value (as determined by the Credit Parties in good faith).”
Section 2. December 2010 Restructuring Effective Date Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 and Section 5 hereof, the Credit Agreement shall be amended effective as of the December 2010 Restructuring Effective Date (defined below) in the manner provided in this Section 2.
     2.1 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “December 2010 Restructuring”, “Denbury Air”, “Denbury Holdings”, “Gulf Coast Pipelines”, “New Operating”, “Pipeline Holdings” and “Plan of Restructuring” which shall read in full as follows:
     “December 2010 Restructuring” has the meaning given such term in the Third Amendment.
     “Denbury Air” means Denbury Air, LLC, a Delaware limited liability company formerly known as EAP Operating, LLC.
     “Denbury Holdings” means Denbury Holdings, Inc., a Delaware corporation formerly known as Denbury Encore Holdings Inc.
     “Gulf Coast Pipelines” means Denbury Gulf Coast Pipelines, LLC, a Delaware limited liability company.
     “New Operating” means Denbury Operating Company, a Delaware corporation formerly known as EAP Properties, Inc. and a successor-by-merger to a previous “Denbury Operating Company”.
     “Pipeline Holdings” means Denbury Pipeline Holdings, LLC, a Delaware limited liability company.

     “Plan of Restructuring” has the meaning given such term in the Third Amendment.
     2.2 Amendment to Definitions. The definitions of “Encore Operating LP”, “Green Pipeline”, “Greencore Pipeline”, “Marine”, “Onshore”, “Operating Louisiana”, “Restricted Subsidiary” and “Unrestricted Subsidiary” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Encore Operating LP” means Encore Operating, L.P., a Texas limited partnership, which has authorized a winding up in connection with the December 2010 Restructuring (and which winding up will be completed promptly after consummation of the December 2010 Restructuring).
     “Green Pipeline” means Denbury Green Pipeline-Texas, LLC, a Delaware limited liability company.
     “Greencore Pipeline” means Greencore Pipeline Company LLC, a Delaware limited liability company.
     “Marine” means Denbury Marine, L.L.C., a Louisiana limited liability company.
     “Onshore” means Denbury Onshore, LLC, a Delaware limited liability company.
     “Operating Louisiana” means Encore Operating Louisiana, LLC, a Delaware limited liability company, which has been dissolved in connection with the December 2010 Restructuring.
     “Restricted Subsidiary” means (a) Denbury Holdings, DG&M, New Operating, Marine, Onshore, Denbury Air, Pipeline Holdings, Green Pipeline, Greencore Pipeline and Gulf Coast Pipelines, (b) each other Material Domestic Subsidiary and (c) any other Domestic Subsidiary of Borrower that Borrower designates in writing to Administrative Agent to be a Restricted Subsidiary; provided, that no Subsidiary of Borrower will be a Restricted Subsidiary unless (i) one hundred percent (100%) of its issued and outstanding Equity has been pledged to Administrative Agent to secure the Obligations pursuant to the Borrower Pledge Agreement or a Subsidiary Pledge Agreement, and (ii) it has executed a Facility Guarantee.
     “Unrestricted Subsidiary” means, subject to Section 8.16, (a) Encore Partners GP Holdings, Plain Energy Holdings, LLC, Plain Energy USA, LLC, Plain Energy LTD and Jurassic Resource Development North America, LLC, (b) so long as either Encore Energy Partners GP or Encore MLP is a Subsidiary, Encore Energy Partners GP, Encore MLP, Encore Energy Partners Operating LLC, Encore Energy Partners Finance Corporation, Encore Clear Fork Pipeline LLC, Encore Partners LP Holdings, Encore Partners GP Holdings and any other Subsidiary of Encore MLP, and (c) any Subsidiary of Borrower formed in compliance with this Agreement that is not a Material Domestic Subsidiary and that Borrower has not otherwise designated in writing to Administrative Agent to be a Restricted Subsidiary.
     2.3 Deletion of Definitions. The definitions of “EAP Operating GP”, “EAP Properties”, “Encore Holdings”, “New Frontiers”, “Operating” and “TRF” contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.
     2.4 Amendment and Restatement of Sections 7.14(b) and 7.14(c) of the Credit Agreement. Sections 7.14(b) and 7.14(c) of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:
     “(b) Each other Credit Party owns the issued and outstanding Equity in the Person (or Persons) in each case as more specifically set forth on Schedule 7.14 hereto, as applicable, and except as otherwise set forth thereon, none of the other Credit Parties have any direct, Wholly-Owned Subsidiaries (other than (i) those that are Unrestricted Subsidiaries and (ii) those that (1) own no assets and (2) started winding up or were dissolved, liquidated and/or terminated on or promptly after the December 2010 Restructuring Effective Date (as defined in the Third Amendment) in connection with the completion of the December 2010 Restructuring and for which certain customary actions are in process to obtain the applicable Governmental Authorities’ final evidence of such winding up, dissolution, liquidation and/or termination).
     (c) Each Restricted Subsidiary is a Wholly-Owned Subsidiary, directly or indirectly, of Borrower.”
     2.5 Amendment to Section 8.2(b) of the Credit Agreement. Clause (b) of Section 8.2 of the Credit Agreement shall be amended to (a) delete therefrom the reference therein to “Operating,” and the reference therein to “, EAP Properties”, and (b) to change the reference therein to “Encore Holdings” to read “Denbury Holdings”.
     2.6 Amendment to Section 8.3 of the Credit Agreement. Section 8.3 of the Credit Agreement shall be amended to delete the proviso that reads “; provided, that, TRF may dissolve at any time” therefrom.
     2.7 Replacement of Schedule 7.14 to the Credit Agreement. Schedule 7.14 to the Credit Agreement shall be replaced in its entirety with Schedule 7.14 to this Third Amendment and Schedule 7.14 hereto shall be deemed to be attached as Schedule 7.14 to the Credit Agreement.
Section 3. December 2010 Restructuring. Subject to compliance by the Credit Parties with the Credit Agreement (including, without limitation, Section 5.1 and Section 5.2 thereof) and the other Loan Papers in connection with the December 2010 Restructuring, which compliance will include, without limitation, delivery to Administrative Agent of each of the following documents, instruments and agreements prior to or contemporaneously with the consummation of the December 2010 Restructuring, each in form and substance reasonably acceptable to Administrative Agent:

     (a) such documents and certificates as Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of Borrower and the other Credit Parties, the authorization of this Third Amendment and the transactions contemplated hereby and by the Plan of Restructuring in connection with the December 2010 Restructuring, and any other legal matters relating to Borrower, the other Credit Parties and this Third Amendment;
     (b) assignments and assumptions of the Mortgages previously entered into by Encore Operating LP and pursuant to which Encore Operating LP will assign, and Onshore will assume, the obligations and liabilities under such Mortgages, duly executed, notarized and delivered by the applicable Credit Parties;
     (c) Subsidiary Pledge Agreements duly executed and delivered by Pipeline Holdings and Onshore, respectively, together with all certificates (or other evidence reasonably acceptable to Administrative Agent), if any, evidencing one hundred percent (100%) of the issued and outstanding Equity of Green Pipeline, Greencore Pipeline, Gulf Coast Pipelines and Denbury Air of every class, which certificates shall be duly endorsed or accompanied by appropriate stock powers (as applicable) executed in blank;
     (d) an Amended and Restated Borrower Pledge Agreement duly executed and delivered by Borrower, together with all certificates (or other evidence reasonably acceptable to Administrative Agent), if any, evidencing one hundred percent (100%) of the issued and outstanding Equity of Denbury Holdings and DG&M of every class, which certificates shall be duly endorsed or accompanied by appropriate stock powers (as applicable) executed in blank;
     (e) Amended and Restated Subsidiary Pledge Agreements duly executed and delivered by Denbury Holdings and New Operating, respectively, together with all certificates (or other evidence reasonably acceptable to Administrative Agent), if any, evidencing one hundred percent (100%) of the issued and outstanding Equity of New Operating , Onshore and Pipeline Holdings of every class, which certificates shall be duly endorsed or accompanied by appropriate stock powers (as applicable) executed in blank;
     (f) Facility Guarantees duly executed and delivered by Pipeline Holdings and Gulf Coast Pipelines, respectively;
     (g) Amended and Restated Facility Guarantees duly executed and delivered by Denbury Holdings, New Operating and Denbury Air, respectively;
     (h) a certificate of an Authorized Officer of Borrower attaching (i) a copy of the Agreement and Plan of Merger executed by Operating and EAP Properties (as each such term is defined prior to giving effect to the amendments in Section 2 hereof) and (ii) a copy of each other material document, instrument and/or agreement executed and/or delivered in connection with the consummation of the December 2010 Restructuring, and certifying that such copies are accurate and complete and represent the complete understanding of the parties with respect to the subject matter thereof;

     (i) such financing statements or amendments to existing financing statements to fully evidence and perfect (or maintain perfection of, as applicable) all Liens contemplated by the Loan Papers (including, without limitation, any Loan Papers required to be delivered pursuant to this Section 3), all of which shall be filed of record in such jurisdictions as Administrative Agent shall require in its sole discretion; and
     (j) opinions of counsel to the Credit Parties, favorably opining as to such matters as Administrative Agent may reasonably request, and in reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, Banks hereby consent to the December 2010 Restructuring. Borrower acknowledges and agrees that (i) the limited consent set forth in this Section 3 is a limited, one-time consent solely with respect to the December 2010 Restructuring, and (ii) nothing contained herein shall obligate Administrative Agent or Banks to grant any additional or future consent with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.
Section 4. Conditions Precedent to Third Amendment Effective Date Amendments. The amendments contained in Section 1 hereof shall be effective on the date that each of the following conditions precedent is satisfied (the “Third Amendment Effective Date”):
     4.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and Majority Banks and acknowledged by each Restricted Subsidiary (as such term is defined prior to giving effect to the amendments in Section 2 hereof) (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).
     4.2 No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.
     4.3 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby and in Section 1 in connection with an Encore MLP Disposition.
Section 5. Conditions Precedent to December 2010 Restructuring Effective Date Amendments. In addition to satisfaction of the conditions precedent set forth in Section 4.1 and Section 4.3 hereof, the amendments contained in Section 2 hereof shall be effective on the date that each of the following conditions precedent is satisfied (the “December 2010 Restructuring Effective Date”):
     5.1 Delivery of December 2010 Restructuring Documents. Administrative Agent shall have received each of the documents, instruments and agreements described in Section 3 hereof prior to or contemporaneously with the consummation of the December 2010 Restructuring in form and substance reasonably acceptable to Administrative Agent.

     5.2 No Default. On the date of the consummation of the December 2010 Restructuring, no Default or Event of Default shall have occurred which is continuing.
     5.3 Other Actions. Borrower shall have taken such actions as Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby and in Section 2 in connection with the December 2010 Restructuring.
Section 6. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows on the Third Amendment Effective Date and on the December 2010 Restructuring Effective Date:
     6.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.
     6.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Third Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.
     6.3 Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
     6.4 No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.
Section 7. Miscellaneous.
     7.1 No Waivers. No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

     7.2 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     7.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.
     7.4 Additional December 2010 Restructuring Documents. In addition to the documents, instruments and agreements required to be delivered to Administrative Agent pursuant to Section 3 hereof, promptly following the consummation of the December 2010 Restructuring Borrower hereby agrees to provide to Administrative Agent such documents, instruments and agreements as Administrative Agent may request evidencing completion of the December 2010 Restructuring, including, without limitation, the cancellation, termination or dissolution, as applicable, of Operating Louisiana, Encore Operating LP and TRF (as each such term is defined prior to giving effect to the amendments in Section 2 hereof), each of which shall be in form and substance acceptable to Administrative Agent.
     7.5 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     7.6 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Borrower, Majority Banks and each Restricted Subsidiary (as such term is defined prior to giving effect to the amendments in Section 2 hereof) have executed a counterpart. Facsimiles shall be effective as originals.
     7.7 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     7.8 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
     7.9 Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:

DENBURY RESOURCES INC., a Delaware corporation

By:	/s/ Mark C. Allen

Name:	Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer
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Third Amendment to Credit Agreement
Denbury Resources Inc.

     Each of the undersigned (i) consent and agree to this Third Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company

By:	Denbury Operating Company, its sole member

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer
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Third Amendment to Credit Agreement
Denbury Resources Inc.

DENBURY GATHERING & MARKETING, INC., a Delaware corporation

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

ENCORE OPERATING LOUISIANA, LLC, a Delaware limited liability company

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

GREENCORE PIPELINE COMPANY LLC, a Delaware limited liability company

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer
[Signature Page]
Third Amendment to Credit Agreement
Denbury Resources Inc.

ENCORE OPERATING, L.P., a Texas limited partnership

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

DENBURY ONSHORE, LLC, a Delaware limited liability company

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

EAP OPERATING, LLC, a Delaware limited liability company

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer

EAP PROPERTIES, INC., a Delaware corporation

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer
[Signature Page]
Third Amendment to Credit Agreement
Denbury Resources Inc.

DENBURY ENCORE HOLDINGS, INC., a Delaware corporation

By: Name:	/s/ Mark C. Allen Mark C. Allen
Title:	Senior Vice President and
Chief Financial Officer
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Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Brian P. Orlando
Name:	Brian P. Orlando
Title:	Authorized Officer

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Third Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: BANK OF AMERICA, N.A.
By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

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Third Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: BNP PARIBAS
By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

By:	/s/ Juan Carlos Sandoval
Name:	Juan Carlos Sandoval
Title:	Vice President

[Signature Page]
Third Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: THE BANK OF NOVA SCOTIA
By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Director

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Denbury Resources Inc.

BANKS: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

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BANKS: ROYAL BANK OF CANADA
By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

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BANKS: WELLS FARGO BANK, N.A.
By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Vice-President

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BANKS: UBS LOAN FINANCE, LLC
By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

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BANKS: UNION BANK, N.A.
By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Vice President

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BANKS: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)
By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

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BANKS: BANK OF SCOTLAND plc
By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

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BANKS: COMPASS BANK
By:	/s/ Spencer Stasney
Name:	Spencer Stasney
Title:	Vice President

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BANKS: CAPITAL ONE, N.A.
By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

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BANKS: COMERICA BANK
By:	/s/ Dustin S. Hansen
Name:	Dustin S. Hansen
Title:	Senior Vice President

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BANKS: ING CAPITAL LLC
By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

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BANKS: SUNTRUST BANK
By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

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BANKS: CIBC INC.
By:	/s/ Trudy W. Nelson
Name:	Trudy W. Nelson
Title:	Authorized Signatory

By:	/s/ Doug Cornett
Name:	Doug Cornett
Title:	Authorized Signatory

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BANKS: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Todd Coker
Name:	Todd Coker
Title:	Vice President

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BANKS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

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BANKS: SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Natsuhiro Samejima
Name:	Natsuhiro Samejima
Title:	Senior Vice President

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BANKS: FIFTH THIRD BANK
By:	/s/ Christopher Morey
Name:	Christopher Morey
Title:	Senior Vice President

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BANKS: ALLIED IRISH BANKS p.l.c.
By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Vice President

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Director

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BANKS: STERLING BANK
By:	/s/ Parul June
Name:	Parul June
Title:	Banking Officer

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BANKS: GOLDMAN SACHS BANK USA
By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

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EXHIBIT A
PLAN OF RESTRUCTURING
of
Denbury Resources Inc., a Delaware corporation (“Borrower”)
INDEX OF RELEVANT PARTIES:

DG&M	Denbury Gathering & Marketing, Inc., a Delaware corporation
EAP Operating	EAP Operating, LLC, a Delaware limited liability company
EAP Properties	EAP Properties, Inc., a Delaware corporation
Encore Energy Partners GP	Encore Energy Partners GP LLC, a Delaware limited liability company
Encore Holdings	Denbury Encore Holdings Inc., a Delaware corporation
Encore Operating	Encore Operating, L.P., a Texas limited partnership
Encore Partners GP Holdings	Encore Partners GP Holdings LLC, a Delaware limited liability company
Encore Partners LP Holdings	Encore Partners LP Holdings LLC, a Delaware limited liability company
Green Pipeline	Denbury Green Pipeline — Texas, LLC, a Delaware limited liability company
Greencore Pipeline	Greencore Pipeline Company LLC, a Delaware limited liability company
Gulf Coast Pipelines	Denbury Gulf Coast Pipelines, LLC, a Delaware limited liability company
New Frontiers	Denbury New Frontiers, LLC, a Delaware limited liability company
Onshore	Denbury Onshore, LLC, a Delaware limited liability company
Operating	Denbury Operating Company, a Delaware corporation
Operating Louisiana	Encore Operating Louisiana, LLC, a Delaware limited liability company
Pipeline Holdings	Denbury Pipeline Holdings, LLC, a Delaware limited liability company
TRF	Tuscaloosa Royalty Fund LLC, a Mississippi limited liability company
RESTRUCTURING STEPS:
1.	EAP Properties will form Pipeline Holdings as a new wholly-owned subsidiary pursuant to a Certificate of Formation to be filed with the Delaware Secretary of State.

2.	Onshore will form Gulf Coast Pipelines as a new wholly-owned subsidiary pursuant to a Certificate of Formation to be filed with the Delaware Secretary of State.

3.	Encore Holdings will change its name to “Denbury Holdings, Inc.” and will increase the number of its authorized shares by amending its Certificate of Incorporation, to be effective as of 11:27 p.m. Eastern Time, on December 31, 2010. Encore Holdings is hereinafter referred to as “Denbury Holdings”.

4.	Borrower will contribute all of its equity interest in Jurassic Resources Development North America, LLC, a North Dakota limited liability company, to EAP Properties, pursuant to an Assignment Agreement between Borrower and EAP Properties, as an additional contribution to the capital of EAP Properties without the issuance of additional shares, such contribution to be effective as of 11:28 p.m. Eastern Time, on December 31, 2010.

5.	Borrower will contribute all of its equity interest in EAP Properties to Denbury Holdings pursuant to an Assignment Agreement between Borrower and Denbury Holdings, as an additional contribution to the capital of Denbury Holdings without the issuance of additional shares, such contribution to be effective as of 11:29 p.m. Eastern Time, on December 31, 2010.

6.	Denbury Holdings will contribute all of its equity interest in EAP Operating to EAP Properties pursuant to an Assignment Agreement between Denbury Holdings and EAP Properties, such contribution to be effective as of 11:30 p.m. Eastern Time, on December 31, 2010.

7.	Operating will merge with and into EAP Properties, with EAP Properties surviving the merger, pursuant to an Agreement and Plan of Merger among Operating, EAP Properties and Denbury Holdings, such merger to be effective as of 11:31 p.m. Eastern Time, on December 31, 2010, and pursuant to which Borrower will receive additional shares of Denbury Holdings. Pursuant to such Agreement and Plan of Merger and related Certificate of Merger filed with the Delaware Secretary of State, EAP Properties will change its name to “Denbury Operating Company” (“New Operating”).

8.	EAP Operating will change its name to “Denbury Air, LLC” (“Denbury Air”) by amending its Certificate of Formation, to be effective as of 11:32 p.m. Eastern Time, on December 31, 2010.

9.	Operating Louisiana will:

(a) adopt a Plan of Dissolution under Delaware law to be effective as of 11:33 p.m. Eastern Time, on December 31, 2010;

(b) transfer all of its assets to Encore Operating pursuant to an Assignment and Bill of Sale and such other assignments and documents as may be required for recording in the appropriate records, all between Operating Louisiana and Encore Operating, such transfer to be effective as of 11:34 p.m. Eastern Time, on December 31, 2010; and

(c) upon the dissolution and the completion of the winding up of Operating Louisiana, Operating Louisiana’s certificate of formation will be cancelled pursuant to a Certificate of Cancellation to be filed with the Delaware Secretary of State, to be effective at the time stated in the Certificate of Cancellation.

10.	New Operating will contribute its 99% limited partnership interest in Encore Operating to Onshore pursuant to an Assignment Agreement between New Operating and Onshore, such contribution to be effective as of 11:35 p.m. Eastern Time, on December 31, 2010.

11.	Encore Operating will:

(a) adopt a Plan of Winding Up under Texas law to be effective as of 11:36 p.m. Eastern Time, on December 31, 2010;

(b) distribute assets equal to 99% of the value of Encore Operating’s assets (including the equity in Greencore Pipeline) to its sole limited partner Onshore pursuant to an Assignment and Bill of Sale and such other assignments and documents as may be required for recording in the appropriate records, all between Encore Operating and Onshore, and distribute cash equal to 1% of the value of Encore Operating’s assets to its sole general partner Denbury Air, all such distributions to be effective as of 11:37 p.m. Eastern Time, on December 31, 2010; and

(c) terminate pursuant to a Certificate of Termination to be filed with the Texas Secretary of State, to be effective at the time stated in the Certificate of Termination.

12.	New Operating will contribute all of its equity interest in Denbury Air to Onshore pursuant to an Assignment Agreement between New Operating and Onshore, such contribution to be effective as of 11:38 p.m. Eastern Time, on December 31, 2010.

13.	Denbury Air will distribute all of its assets (other than its airplane) to Onshore pursuant to an Assignment and Bill of Sale and such other assignments and documents as may be required for recording in the appropriate records, all between Denbury Air and Onshore, such distribution to be effective as of 11:39 p.m. Eastern Time, on December 31, 2010.

14.	New Operating will contribute all of its equity interest in Plain Energy Holdings LLC, a Delaware limited liability company, to Onshore pursuant to an Assignment Agreement between New Operating and Onshore, such contribution to be effective as of 11:40 p.m. Eastern Time, on December 31, 2010.

15.	New Operating will contribute all of its equity interest in Green Pipeline to Pipeline Holdings pursuant to an Assignment Agreement between New Operating and Pipeline Holdings, such contribution to be effective as of 11:41 p.m. Eastern Time, on December 31, 2010.

16.	Onshore will distribute all of its equity interest in Greencore Pipeline to New Operating pursuant to an Assignment Agreement between Onshore and New Operating, such distribution to be effective as of 11:42 p.m. Eastern Time, on December 31, 2010.

17.	New Operating will contribute all of its equity interest in Greencore Pipeline to Pipeline Holdings pursuant to an Assignment Agreement between New Operating and Pipeline Holdings, such contribution to be effective as of 11:43 p.m. Eastern Time, on December 31, 2010.

18.	Onshore will contribute all of its interests in the Delta pipeline system and the Louisiana Green pipeline system to Gulf Coast Pipelines pursuant to an Assignment and Bill of Sale and such other assignments and documents as may be required for recording in the appropriate records, all between Onshore and Gulf Coast Pipelines, such contribution to be effective as of 11:44 p.m. Eastern Time, on December 31, 2010.

19.	Onshore will distribute all of its equity interest in Gulf Coast Pipelines to New Operating pursuant to an Assignment Agreement between Onshore and New Operating, such distribution to be effective as of 11:45 p.m. Eastern Time, on December 31, 2010.

20.	New Operating will contribute all of its equity interest in Gulf Coast Pipelines to Pipeline Holdings pursuant to an Assignment Agreement between New Operating and Pipeline Holdings, such contribution to be effective as of 11:46 p.m. Eastern Tune, on December 31, 2010.

21.	New Operating will contribute all of its equity interest in TRF to Onshore pursuant to an Assignment Agreement between New Operating and Onshore, such contribution to be effective as of 11:51 p.m. Eastern Time, on December 31, 2010.

22.	TRF will:

(a) adopt a Plan of Dissolution under Mississippi law to be effective as of 11:52 p.m. Eastern Time, on December 31, 2010;

(b) file a Certificate of Dissolution with the Mississippi Secretary of State upon the dissolution and the commencement of winding up, such Certificate of Dissolution to be effective as of 11:53 p.m. Eastern Time, on December 31, 2010; and

(c) wind up its affairs and distribute all of its assets and liabilities to Onshore pursuant to an Assignment and Bill of Sale and such other assignments and documents as may be required for recording in the appropriate records, all between TRF and Onshore, such winding up and distribution to be effective as of 11:54 p.m. Eastern Time, on December 31, 2010.

23.	New Frontiers will:

(a) adopt a Plan of Dissolution under Delaware law to be effective as of 11:55 p.m. Eastern Time, on December 31, 2010;

(b) distribute all of its assets and liabilities to New Operating pursuant to an Assignment and Bill of Sale and such other assignments and documents as may be required for recording in the appropriate records, all between New Frontiers and New Operating, such distribution to be effective as of 11:56 p.m. Eastern Time, on December 31, 2010; and

(c) upon the dissolution and the completion of the winding up of New Frontiers, New Frontiers’ certificate of formation will be cancelled pursuant to a Certificate of Cancellation to be filed with the Delaware Secretary of State, to be effective at the time stated in the Certificate of Cancellation.

24.	Encore Partners LP Holdings will:

(a) adopt a Plan of Dissolution under Delaware law to be effective as of 11:55 p.m. Eastern Time, on December 31, 2010;

(b) transfer all of its assets to Denbury Holdings pursuant to an Assignment and Bill of Sale and such other assignments and documents as may be required for recording in the appropriate records, all between Encore Partners LP Holdings and Denbury Holdings, such transfer to be effective as of 11:56 p.m. Eastern Time, on December 31, 2010; and

(c) upon the dissolution and the completion of the winding up of Encore Partners LP Holdings, Encore Partners LP Holdings’ certificate of formation will be cancelled pursuant to a Certificate of Cancellation to be filed with the Delaware Secretary of State, to be effective at the time stated in the Certificate of Cancellation.

25.	Encore Partners GP Holdings shall distribute to Denbury Holdings the cash proceeds Encore Partners GP Holdings receives from the sale of the equity interests in Encore Energy Partners GP, such distribution to be effective as of 11:56 p.m. Eastern Time, on December 31, 2010.

26.	Denbury Holdings shall contribute to New Operating all cash Denbury Holdings shall have then received as a result of (1) the dissolution of Encore Partners LP Holdings (item 24(b)) and (2) the distribution from Encore Partners GP Holdings (item 25), as an additional contribution to the capital of New Operating without the issuance of additional shares, such contribution to be effective as of 11:57 p.m. Eastern Time, on December 31, 2010.

27.	New Operating shall contribute to Onshore all cash New Operating shall have received as a capital contribution from Denbury Holdings (item 26), such contribution to be effective as of 11:58 p.m. Eastern Time, on December 31, 2010.

28.	Onshore shall use all cash Onshore shall have received as a capital contribution from Denbury Holdings (item 27) to repay a portion of the pre-existing bona fide intercompany debt Onshore owes to Borrower, such repayment to be effective as of 11:59 p.m. Eastern Time, on December 31, 2010.